Exhibit 99.2

CBRE GROUP, INC. Fourth Quarter 2014: Earnings Conference Call February 4, 2015

This presentation contains statements that are forward looking within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding our future growth momentum, operations, financial performance and business outlook. These statements should be considered as estimates only and actual results may ultimately differ from these estimates. Except to the extent required by applicable securities laws, we undertake no obligation to update or publicly revise any of the forward-looking statements that you may hear today. Please refer to our fourth quarter earnings report, filed on Form 8-K, our most recent annual report on Form 10-K (as amended) and our most recent quarterly report on Form 10-Q, in particular any discussion of risk factors or forward-looking statements, which are filed with the SEC and available at the SEC’s website (www.sec.gov), for a full discussion of the risks and other factors that may impact any forward-looking statements that you may hear today. We may make certain statements during the course of this presentation, which include references to “non-GAAP financial measures,” as defined by SEC regulations. Where required by these regulations, we have provided reconciliations of these measures to what we believe are the most directly comparable GAAP measures, which are attached hereto within the appendix or in our quarterly earnings report. FORWARD-LOOKING STATEMENTS

CONFERENCE CALL PARTICIPANTS Bob Sulentic PRESIDENT AND CHIEF EXECUTIVE OFFICER Gil Borok DEPUTY CHIEF FINANCIAL OFFICER AND CHIEF ACCOUNTING OFFICER Jim Groch CHIEF FINANCIAL OFFICER AND GLOBAL DIRECTOR OF CORPORATE DEVELOPMENT Steve Iaco INVESTOR RELATIONS AND CORPORATE COMMUNICATIONS

FULL YEAR 2014 GLOBAL RESULTS See slide 17 for footnotes. Revenue Normalized EBITDA1 Adjusted EPS2 $9.0 billion $1.2 billion $1.68

FULL YEAR 2014 PERFORMANCE OVERVIEW Revenue EBITDA Normalized EBITDA4 Net Income1 EPS1,2 2014 $ 9,050 M $ 1,142 M $ 1,166 M GAAP $ 485 M Adjusted $ 561 M GAAP $ 1.45 Adjusted $ 1.68 20133 $ 7,194 M $ 983 M $ 1,022 M GAAP $ 317 M Adjusted $ 474 M GAAP $ 0.95 Adjusted $ 1.43 Change from 2013 26% 16% 14% 18%5 17%5 Adjusted EPS1,2, excluding carried interest, up 31% See slide 17 for footnotes.

Revenue ($ in millions) Contractual Revenue Sources Leasing Capital Markets Other Global Corporate Services and Asset Services1 Investment Management Appraisal & Valuation Leasing Sales Commercial Mortgage Services Development Services Other Total 2014 $ 3,714 $ 469 $ 461 $ 2,369 $ 1,527 $ 376 $ 50 $ 84 $ 9,050 % of 2014 Total 41% 5% 5% 26% 17% 4% 1% 1% 100% 20132 $ 2,475 $ 539 $ 415 $ 2,052 $ 1,290 $ 312 $ 51 $ 60 $ 7,194 Growth Rate (Change 2014-over- 2013) USD 50% -13% 11% 15% 18% 21% -3% 39% 26% Local Currency 51% -14% 12% 16% 20% 21% -3% 39% 27% FULL YEAR 2014 BUSINESS LINE REVENUE Global Corporate Services (GCS) and Asset Services revenue excludes all associated leasing and sales revenue, most of which is contractual. Includes discontinued operations. See slide 23 for details. 77% of total revenue Contractual revenue plus leasing, which is largely recurring, is 77% of total revenue

Q4 2014 PERFORMANCE OVERVIEW Revenue EBITDA Normalized EBITDA4 Net Income1 EPS1,2 Q4 2014 $ 2,787 M $ 392 M $ 412 M GAAP $ 204 M Adjusted $ 227 M GAAP $ 0.61 Adjusted $ 0.68 Q4 20133 $ 2,234 M $ 358 M $ 393 M GAAP $ 115 M Adjusted $ 221 M GAAP $ 0.34 Adjusted $ 0.67 Change from Q4 2013 25% 9% 5% 3%5 1%5 Adjusted EPS1,2, excluding carried interest, up 18% See slide 17 for footnotes.

Revenue ($ in millions) Contractual Revenue Sources Leasing Capital Markets Other Global Corporate Services and Asset Services1 Investment Management Appraisal & Valuation Leasing Sales Commercial Mortgage Services Development Services Other Total Q4 2014 $ 1,008 $ 125 $ 142 $ 819 $ 520 $ 129 $ 17 $ 27 $ 2,787 % of Q4 2014 Total 36% 4% 5% 29% 19% 5% 1% 1% 100% Q4 20132 $ 674 $ 168 $ 123 $ 682 $ 458 $ 96 $ 15 $ 18 $ 2,234 Growth Rate (Change Q4 2014-over-Q4 2013) USD 49% -26% 16% 20% 14% 34% 11% 54% 25% Local Currency 52% -24% 21% 23% 17% 35% 11% 59% 27% Q4 2014 BUSINESS LINE REVENUE Global Corporate Services (GCS) and Asset Services revenue excludes all associated leasing and sales revenue, most of which is contractual. Includes discontinued operations. See slide 23 for details. 74% of total revenue Contractual revenue plus leasing, which is largely recurring, is 74% of total revenue

($ in millions) Global Corporate Services and Asset Services1 Leasing Sales Q4 2014 $ 545.9 $ 579.8 $ 309.0 USD2 16% 24% 14% Local Currency2 17% 25% 15% Full Year 2014 $ 2,013.8 $ 1,677.0 $ 934.5 USD3 14% 18% 15% Local Currency3 15% 19% 16% Global Corporate Services (GCS) and Asset Services revenue excludes all associated leasing and sales revenue, most of which is contractual. Growth rate for Q4 2014 versus Q4 2013. Growth rate for full year 2014 versus full year 2013. AMERICAS REVENUE Total Q4 2014 revenue up 19% in USD and 20% in local currency

($ in millions) Global Corporate Services and Asset Services1 Leasing Sales Q4 2014 $ 371.6 $ 147.2 $ 142.1 USD2 193% (4% ex. Norland)  15% 16% Local Currency2 201% (11% ex. Norland)  22%  23% Full Year 2014 $ 1,368.1 $ 408.4 $ 351.7 USD3 232% (21% ex. Norland)  11% 28% Local Currency3 230% (19% ex. Norland)  9% 28% EMEA REVENUE Total Q4 2014 revenue up 71% in USD or 78% in local currency Global Corporate Services (GCS) and Asset Services revenue excludes all associated leasing and sales revenue, most of which is contractual. Growth rate for Q4 2014 versus Q4 2013. Growth rate for full year 2014 versus full year 2013.

($ in millions) Global Corporate Services and Asset Services1 Leasing Sales Q4 2014 $ 84.2 $ 91.7 $ 68.2 USD2 15%  9% 5% Local Currency2 19%  15% 13% Full Year 2014 $ 318.7 $ 282.8 $ 239.8 USD3  11%  7% 19% Local Currency3 16% 11% 25% ASIA PACIFIC REVENUE Total Q4 2014 revenue up 8% in USD or 14% in local currency Global Corporate Services (GCS) and Asset Services revenue excludes all associated leasing and sales revenue, most of which is contractual. Growth rate for Q4 2014 versus Q4 2013. Growth rate for full year 2014 versus full year 2013.

Q4 Full Year New 37 107 Expansions 15 65 Renewals 11 58 GLOBAL CORPORATE SERVICES Record number of new clients in Q4 and full year 2014 3 new public sector clients in Q4 6 new clients in EMEA in Q4 Strong expansions in client relationships 9 expansions in Americas in Q4 4 expansions in Asia Pacific in Q4 2014 TOTAL CONTRACTS Facilities Management Transaction Services Project Management HIGHLIGHTS 2014 Representative Clients

Full Year Q4 Full Year Q4 GLOBAL INVESTMENT MANAGEMENT 4 CAPITAL RAISED1 ASSETS UNDER MANAGEMENT (AUM) ($ in billions) ($ in billions) FINANCIAL RESULTS Revenue Rental Carried Interest Asset Management Acquisition, Disposition & Incentive Capital to deploy: $5.9 billion5 Co-Investment: $150.4 million5 ($ in millions) 3 3 See slide 17 for footnotes. 2014 AUM up $5.8 billion in local currency (offset by $4.3 billion of exchange rate impact) Normalized EBITDA2

Full Year Q4 Q4 Revenue Pro-forma Revenue4 3 3 DEVELOPMENT SERVICES 1 $118.8 million of co-investments at the end of Q4 2014 $10.1 million in repayment guarantees on outstanding debt balances at the end of Q4 2014 FINANCIAL RESULTS PROJECTS IN PROCESS/PIPELINE ($ in billions) ($ in millions) 3 3 2 See slide 17 for footnotes. Full Year Revenue Normalized EBITDA

Leasing revenue expected to improve at low double-digit rate Global Corporate Services revenue poised for continued mid-teens growth Capital markets (property sales and commercial mortgage services) revenue expected to grow at high single-digit rate Regional services businesses, combined, expected to achieve further operating leverage and margin improvement Normalized EBITDA from combined principal businesses (investment management and development services) expected to perform in line with 2014 Expect to achieve 2015 adjusted EPS in the range of $1.90 - $1.95 2015 BUSINESS OUTLOOK Note – we have not reconciled the non-GAAP EPS guidance to the most directly comparable GAAP measure because this cannot be done without unreasonable effort.

SUPPLEMENTAL SLIDES AND GAAP RECONCILIATION TABLES

FOOTNOTES

Slide 4

1. Normalized EBITDA excludes certain carried interest incentive compensation expense, cost containment expenses and integration and other costs related to acquisitions.
2. Adjusted EPS excludes certain carried interest incentive compensation expense, amortization expense related to certain intangible assets attributable to acquisitions, the write-off of financing costs. All EPS information is based on diluted shares.

Slides 6 & 7

1. Adjusted net income and adjusted EPS exclude certain carried interest incentive compensation expense, amortization expense related to certain intangible assets attributable to acquisitions, the write-off of financing costs, a non-amortizable intangible asset impairment, cost containment expenses, and integration and other costs related to acquisitions.
2. All EPS information is based on diluted shares.
3. Includes discontinued operations. See slide 23 for details.
4. Normalized EBITDA excludes certain carried interest incentive compensation expense, cost containment expenses and integration and other costs related to acquisitions.
5. Based on adjusted results.

Slide 13

1. Excludes securities business.
2. Normalized EBITDA excludes certain carried interest compensation expense, cost containment expenses and integration and other costs related to acquisitions.
3. Includes discontinued operations. See slide 23 for details.
4. In 2011, CBRE acquired the real estate investment management operations of ING Group in Europe, Asia and its global securities business.
5. As of December 31, 2014.

Slide 14

1. In Process figures include Long-Term Operating Assets (LTOA) of $0.3 billion for 4Q 14, $0.9 billion for 4Q 13, $1.2 billion for 4Q 12, $1.5 billion for 4Q 11, $1.6 billion for 4Q 10, and $1.4 billion for 4Q 09. LTOA are projects that have achieved a stabilized level of occupancy or have been held 18-24 months following shell completion or acquisition.
2. Pipeline deals are those projects we are pursuing which we believe have a greater than 50% chance of closing or where land has been acquired and the projected construction start is more than 12 months out.
3. Includes discontinued operations. See slide 23 for details.
4. Pro-forma revenue includes equity in unconsolidated subsidiaries and gains on sales of assets net of non-controlling interest.

17 CBRE GROUP, INC. | Q4 2014 EARNINGS CONFERENCE CALL

U.S. MARKET STATISTICS U.S. VACANCY U.S. ABSORPTION TRENDS (in MSF) 4Q13 4Q14 1Q15F 4Q15F 4Q13 4Q14 2013 2014 2015F Office 14.9% 13.9% 13.9% 13.9% 13.9 15.2 36.0 52.5 34.2 Industrial 11.2% 10.3% 10.3% 10.0% 75.5 64.4 241.2 224.1 163.2 Retail 11.5% 11.4% 11.1% 9.9% 10.4 8.3 28.9 31.6 50.0 Source: CBRE Econometric Advisors (EA) Outlooks 4Q 2014 preliminary Cap Rates Stable Cap Rate Growth 4Q13 3Q14 4Q14 4Q15F Office Volume ($B) 38.6 31.3 35.8 Cap Rate 6.9% 6.8% 6.7% -10 to +20 bps Industrial Volume ($B) 15.1 12.8 16.3 Cap Rate 7.5% 7.2% 7.0% -10 to +20 bps Retail Volume ($B) 19.3 19.8 23.7 Cap Rate 7.0% 6.8% 6.7% -10 to +10 bps Source: CBRE EA estimates from RCA data January 2015 Source: CBRE EA estimates

As of December 31, 20141 MANDATORY AMORTIZATION AND MATURITY SCHEDULE ($ in millions) $1,200.0 million revolver facility matures in March 2018. As of December 31, 2014, the outstanding revolver balance was $4.8 million. Pro-forma gives effect to a revolver facility of $2,600 million and a new term loan A of $500 million, which mature in January 2020. Global Cash Available Revolver Pro-forma as of December 31, 20142 Global Cash

CAPITALIZATION Excludes $58.0 million of cash in consolidated funds and other entities not available for Company use at December 31, 2014. Excludes $501.2 million of aggregate warehouse facilities outstanding at December 31, 2014. Excludes non-recourse notes payable on real estate of $42.8 million at December 31, 2014. ($ in millions) As of December 31, 2014 Pro-forma as of December 31, 2014 Cash 1 $ 682.9 $ 512.2 Revolving credit facility 4.8 - Senior secured term loan A 434.4 - Senior secured term loan B 211.2 - Senior secured term loan A - New - 500.0 Senior unsecured notes – 5.0% 800.0 800.0 Senior unsecured notes – 5.25% 426.8 426.8 Other debt 2,3 2.8 2.8 Total debt $ 1,880.0 $ 1,729.6 Stockholders’ equity 2,259.8 2,259.8 Total capitalization 4,139.8 3,989.4 Total net debt $ 1,197.1 $ 1,217.4 Net debt to Normalized EBITDA 1.0x 1.0x

Three Months Ended December 31, Twelve Months Ended December 31, ($ in millions) 2014 2013 2014 2013 Normalized EBITDA $ 412.4 $ 392.7 $ 1,166.1 $ 1,022.3 Adjustments: Carried interest incentive compensation expense 1 20.4 5.7 23.8 9.2 Cost containment expenses - 17.6 - 17.6 Integration and other costs related to acquisitions - 11.1 - 12.6 EBITDA 392.0 358.3 1,142.3 982.9 Add: Interest income 1.9 1.2 6.2 6.3 Less: Depreciation and amortization 69.4 53.0 265.1 191.3 Interest expense 27.7 27.5 112.0 138.4 Write-off of financing costs - - 23.1 56.3 Non-amortizable intangible asset impairment - 98.1 - 98.1 Provision for income taxes 92.5 66.3 263.8 188.6 Net Income attributable to CBRE Group, Inc. $ 204.3 $ 114.6 $ 484.5 $ 316.5 RECONCILIATION OF NORMALIZED EBITDA TO EBITDA TO NET INCOME Carried interest incentive compensation expense is related to funds that began recording carried interest expense in Q2 2013 and beyond.

RECONCILIATION OF NET INCOME TO NET INCOME, AS ADJUSTED

	Three Months Ended December 31,		Twelve Months Ended December 31,	
($ in millions, except per share amounts)	2014	2013	2014	2013
Net income attributable to CBRE Group, Inc.	$ 204.3	$ 114.6	$ 484.5	$ 316.5
Carried-interest incentive compensation expense pertaining to future periods, net of tax [1]	12.3	3.4	14.4	5.5
Amortization expense related to certain intangible assets attributable to acquisitions, net of tax	11.0	5.9	48.3	19.7
Write-off of financing costs, net of tax	(0.1)	(0.1)	13.9	34.0
Non-amortizable intangible asset impairment, net of tax	-	74.3	-	74.3
Cost containment expenses, net of tax	-	12.9	-	12.9
Integration and other costs related to acquisitions, net of tax	-	10.3	-	11.4
Net income attributable to CBRE Group, Inc., as adjusted	$ 227.5	$ 221.3	$ 561.1	$ 474.3
Diluted income per share attributable to CBRE Group, Inc., as adjusted	$ 0.68	$ 0.67	$ 1.68	$ 1.43
Carried-interest pertaining to current periods, net of tax	7.0	35.0	10.0	55.3
Net income attributable to CBRE Group, Inc., as adjusted, excluding carried interest	$ 220.5	$ 186.3	$ 551.1	$ 419.0
Diluted income per share attributable to CBRE Group, Inc., as adjusted, excluding carried interest	$ 0.66	$ 0.56	$ 1.65	$ 1.26
Weighted average shares outstanding for diluted income per share	335,106,838	332,519,441	334,171,509	331,762,854

1. Carried interest incentive compensation expense is related to funds that began recording carried interest expense in Q2 2013 and beyond.

22 CBRE GROUP, INC. | Q4 2014 EARNINGS CONFERENCE CALL

Discontinued Operations for the Three Months Ended December 31, 2013 Discontinued Operations for the Twelve Months Ended December 31, 2013 ($ in millions) Global Investment Management Development Services Total Global Investment Management Development Services Total Revenue $ - $ 0.4 $ 0.4 $ 1.5 $ 7.9 $ 9.4 EBITDA1 $ - $ 0.4 $ 0.4 $ 1.4 $ 6.5 $ 7.9 Less: Depreciation & amortization - - - 0.5 0.4 0.9 Interest expense - 0.2 0.2 1.0 2.3 3.3 Provision for income taxes - - - - 1.3 1.3 Net income (loss) attributable to CBRE Group, Inc. $ - $ 0.2 $ 0.2 $ (0.1) $ 2.3 $ 2.4 RECONCILIATION OF DISCONTINUED OPERATIONS There are no selected charges attributable to discontinued operations.